Ohio National Fund, Inc.

Supplement dated November 15, 2017

to the Prospectus dated May 1, 2017

The following supplements and amends the prospectus dated May 1, 2017:

Balanced Portfolio

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Donovan “Jerry” Paul, a Portfolio Manager at ICON, has been a co-portfolio manager of the Portfolio since 2014. Craig Callahan and Scott Callahan, Portfolio Managers at ICON, have been co-portfolio managers of the Portfolio since November 2017.

Fund Management

Under the section “Management of Portfolios,” the following information replaces the corresponding section in its entirety and the information regarding Craig Callahan and Scott Callahan is added.

The Balanced Portfolio is co-managed by Donovan “Jerry” Paul, Craig Callahan and Scott Callahan. Mr. Paul joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is the Senior Vice President of Fixed Income and a member of ICON’s Investment Committee. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011), and Senior Vice President of Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa. Mr. Paul is a Chartered Financial Analyst and holds FINRA 7 and 63 licenses.

Craig Callahan is the Founder of ICON and the Chief Executive Officer, President and Chairman of the Investment Committee of ICON. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA Series 7, 24, 63, 65, and 66 registrations.

Scott Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA, which he received from New York University in 2008. Mr. Callahan became a Portfolio Manager in 2008. Mr. Callahan managed two sector funds, Healthcare and Information Technology from 2009 to 2012 and co-managed those funds in 2013. Mr. Callahan also co-managed the ICON Opportunities Fund from 2012 to 2013, when he left the firm to pursue a PhD. in Finance from Rutgers University. Mr. Callahan is in the process of defending his dissertation. Mr. Callahan received a bachelor’s degree in psychology from the University of Colorado.